SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 14, 2003

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                          000-49899          13-4078506
(State or Other Jurisdiction      (Commission       (IRS Employer
Of Incorporation)                 File Number)       Identification No.)



50 Monument Road, Bala Cynwyd, Pennsylvania                    19004
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(Address of principal executive offices)                    (Zip Code)

                                 (610) 668-3000
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              (Registrant's telephone number, including area code)



The information in this Report, including the exhibit, is provided under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


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Item 12. Results of Operations and Financial Condition

In a Press Release, dated August 14, 2003, ATX Communications, Inc. announced its consolidated operating results for the quarter ended June 30, 2003. The full text of the press release is attached to this report as Exhibit 99.1.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATX Communications, Inc.
                                          (Registrant)


                                          By:  /s/  Neil Peritz
                                              --------------------------
                                          Name:  Neil Peritz
                                          Title: Senior Vice President-
                                                 Controller and Treasurer
                                                 (Principal Accounting Officer)







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Exhibits

Number                      Description
99.1                        Press release, dated August 14, 2003.




























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